                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Filed by the Registrant  [ ]
       Filed by a Party other than the Registrant  [ ]
       Check the appropriate box:
       [ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
       [X] Definitive Proxy Statement
       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   COM21, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

       (1) Title of each class of securities to which transaction applies:

                                       N/A
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       (2) Aggregate number of securities to which transaction applies:

                                       N/A
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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
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       (4) Proposed maximum aggregate value of transaction:

                                       N/A
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       (5) Total fee paid:

                                       N/A
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       [ ] Fee paid previously with preliminary materials:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

                                       N/A
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       (2) Form, Schedule or Registration Statement no.:

                                       N/A
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       (3) Filing Party:

                                       N/A
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       (4) Date Filed:

                                       N/A
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

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 12, 1999

TO THE STOCKHOLDERS OF COM21:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Com21, Inc. (the "Company") will be held on May 12, 1999 at 11:00 a.m. at 750 Tasman Drive, Milpitas, California 95035, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect eight directors to serve for a one-year term and until their successors are elected and qualified;

     2. To approve an amendment to the 1998 Stock Option/Stock Issuance Plan (the "1998 Plan") to increase the number of shares of common stock authorized for issuance over the term of the 1998 Plan by 1,000,000 shares from 3,483,446 to 4,483,446;

     3. To ratify the appointment of Deloitte & Touche LLP as Com21's independent public accountants for the fiscal year ending December 31, 1999;

     4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on March 18, 1999 are entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of Com21 will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of Com21.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the proxy in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting and vote. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                          Sincerely,
                                        LOGO
                                          David L. Robertson
                                          Vice President, Finance and
                                          Administration,
                                          Chief Financial Officer and Corporate
                                          Secretary
Milpitas, California
April 1, 1999

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  COM21, INC.
                                750 TASMAN DRIVE
                           MILPITAS, CALIFORNIA 95035

                            ------------------------

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1999

GENERAL

     The enclosed proxy ("Proxy") is solicited on behalf of the board of directors of Com21, Inc., a Delaware corporation, for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m. local time, on Wednesday, May 12, 1999, or any adjournment thereof, at 750 Tasman Drive, Milpitas, California 95035 for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. These proxy solicitation materials were mailed on or about April 1, 1999 to all stockholders entitled to vote at the Annual Meeting.

PROXIES

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3 and 4 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Chief Financial Officer of Com21 at Com21's principal executive offices at 750 Tasman Drive, Milpitas, California 95035, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     Com21 will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, Com21 may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of Com21. No additional compensation will be paid to these individuals for any such services. Except as described above, Com21 does not presently intend to solicit proxies other than by mail.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 18, 1999, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 21,286,597 shares of Com21's common stock, par value $0.001, were issued and outstanding. No shares of Com21's preferred stock, par value $0.001, were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on March 18, 1999. Stockholders may not cumulate votes in the election of directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of Com21 that are intended to be presented by such stockholders at Com21's 2000 Annual Meeting must be received no later than December 2, 1999, in order that they may be included in the proxy statement and form of proxy relating to that meeting. Such stockholder proposals should be submitted to Com21, Inc. at 750 Tasman Drive, Milpitas, California 95035,
Attention: Corporate Secretary.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     Com21's bylaws have authorized eight directors. Each director is elected for a period of one year at Com21's annual meeting of stockholders and serves until the next annual meeting or until his successor is duly elected and qualified. The executive officers serve at the discretion of the board of directors. There are no family relationships among any of Com21's directors or executive officers. Com21's Amended and Restated Certificate of Incorporation provides for a board of directors. The board currently consists of eight persons. The directors nominated will have a term of one year, expiring at the 2000 annual meeting of stockholders or until each successor has been duly elected and qualified. The nominees listed below, except for Mr. Kent, are currently directors of Com21. If this proposal is approved, the board will consist of eight persons.

     The nominees for election have agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. In the event the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

NOMINEES FOR TERM ENDING UPON THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     PETER D. FENNER. Mr. Fenner has been President, Chief Executive Officer and a Director of Com21 since February 1996. From January 1989 through April 1992, he served as President of the Transmission Systems Business Unit of AT&T Network Systems (Lucent) and Corporate Officer at AT&T. From April 1992 to February 1996, Mr. Fenner was an independent consultant. From February 1986 through December 1988, Mr. Fenner was Vice President, Product Planning for AT&T's Network Systems Division. Mr. Fenner is Director of CorNet Information Ltd. Mr. Fenner received an S.M. from the Sloan School of Management at the Massachusetts Institute of Technology, where he was a Sloan Fellow, and a B.S. in Industrial Engineering from Lehigh University.

     PAUL BARAN. Mr. Baran has been the Chairman of the Board of Directors since Com21's inception in June 1992. He is presently retired. Mr. Baran was chosen by Communications Week and Data Communications as one of the top 25 visionaries in the data communications industry and was recipient of the Electronic Frontier Foundation Pioneer Award (1993), the Marconi International Fellowship Award
(1991), the Institute of Electronics and Electrical Engineering, Inc. ("IEEE") Alexander Graham Bell Medal (1990), the ACM SIG/Communications Award (1989) and the IEEE Communications Society Edwin Armstrong Award (1987). He co-founded Equatorial Communications, Packet Technologies, Telebit Corporation and Metricom, Inc. Mr. Baran is a Fellow of the IEEE and a Fellow of the AAAS. Mr. Baran received an M.S. in Computers from the University of California, Los Angeles, a B.S. in Electrical Engineering and a Dr.Sci. in Engineering (Hon.) from Drexel University.

     C. RICHARD KRAMLICH. Mr. Kramlich has been a Director of Com21 since May 1994. Mr. Kramlich is the co-founder and has been General Partner of New Enterprise Associates since 1978. He is a Director of Ascend Communications, Inc., Chalone, Inc., Healtheon Corporation, Lumisys, Inc., and Silicon Graphics, Inc. Mr. Kramlich received an M.B.A. from Harvard Business School and a B.S. from Northwestern University.

     JERALD L. KENT. Mr. Kent is standing for election to the board for a one year term (or until his successor is duly elected) beginning in May 1999. Mr. Kent co-founded Charter Communications, Inc. and, from 1992 to the present has served in various executive capacities at Charter. He has served as President since 1996 and as Chief Executive Officer since 1997. Previously, Mr. Kent served in various executive capacities with Cencom Cable Associates, Inc. He joined Cencom in 1983 as Senior Vice President of Corporate Development and served as Executive Vice President and Chief Financial Officer from 1987 to 1992.

Mr. Kent serves as a director of Charter Communications, Inc., High Speed Access Corp. and Cable Television Laboratories, Inc. Mr. Kent received a B.A. and an M.B.A. from Washington University and is a certified public accountant.

     ROBERT C. HAWK. Mr. Hawk has been a Director of Com21 since January 1997. Mr. Hawk has been an independent business consultant since April 1997. From April 1996 through March 1997, he was President of U.S. West Multimedia, a cable company. From April 1986 through March 1996, he was the President of Carrier Division, U.S. West Communications, a telecommunications Company. He is a Director of PairGain Technologies, COVAD Communications, Inc., Xylan Corp., Concord Corp., and RADCom Corp. Mr. Hawk received an M.B.A. from the University of San Francisco and a B.B.A. from the University of Iowa.

     WILLIAM R. HEARST III. Mr. Hearst has been a Director of Com21 since April 1998. Mr. Hearst has also been a Director of @Home Corporation since August 1995 and has served as Vice Chairman of the Board of Directors of @Home since July 1996. He has been a general partner of Kleiner Perkins Caulfield & Byers, a venture capital firm, since January 1995. From May 1995 to July 1996, he was the founding Chief Executive Officer of @Home. Before joining KPCB, Mr. Hearst was editor and publisher of the San Francisco Examiner for ten years. He is a Fellow of the AAAS and a Trustee of the Carnegie Institute of Washington and the California Academy of Sciences. Mr. Hearst holds an A.B. in mathematics from Harvard University.

     ROBERT A. HOFF. Mr. Hoff has been a Director since May 1994. He has been a general partner at CrossPoint Venture Partners since 1983. Mr. Hoff serves as a Director of PairGain Inc., Onyx Acceptance Corp. and US Web Corporation. Mr. Hoff received an M.B.A. from Harvard Business School and a B.S. in Business Administration from Bucknell University.

     ROBERT W. WILMOT. Dr. Wilmot has been a Director of Com21 since April 1995. Dr. Wilmot has been Chairman at Wilmot Consulting Inc. since May 1995. From April 1994 to May 1995, Mr. Wilmot was an independent consultant and investor. From May 1985 through April 1994, he was Chairman at Wilmot Enterprises Ltd. His other prior positions include Vice President and Managing Director of Texas Instruments and CEO of International Computers PLC, a computer company. Dr. Wilmot is a founder of a number of companies including ES2 SA, the OASiS Group Plc, CMI Ltd., MOVID Technology Inc., Poqet Computer Inc., VXtreme, Inc. and Integrity Arts, Inc. He is a Director of FVC.COM and Sequent Computer Systems. Dr. Wilmot received a B.S. in Electrical Engineering from Nottingham University.

BOARD AND COMMITTEE MEETINGS

     The board of directors held nine (9) meetings and did not act by written consent during the fiscal year ended December 31, 1998. The board of directors has an audit committee and a compensation committee. Each of the directors attended 75% or more of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served during the fiscal year ended December 31, 1998.

     Audit Committee. The audit committee is primarily responsible for approving the services performed by Com21's independent auditors and reviewing the auditor's reports regarding Com21's accounting practices and systems of internal accounting controls. The committee currently consists of two directors, Mr. Wilmot and Mr. Kramlich. The audit committee held one (1) meeting during the fiscal year ended December 31, 1998.

     Compensation Committee. The compensation committee is primarily responsible for reviewing and approving Com21's general compensation policy and setting compensation levels for Com21's executive officers. The committee also administers Com21's incentive compensation plans. The committee currently consists of two directors, Mr. Loftesness and Mr. Hoff. The compensation committee met one (1) time and acted by written consent one (1) time during the fiscal year ended December 31, 1998.

DIRECTOR COMPENSATION

     Com21 currently does not compensate any member of Com21's board of directors. Under the Automatic Option Grant Program in effect under Com21's 1998 Stock Incentive Plan, each individual who first joins the board as a non-employee director any time after April 1, 1998 will also receive, at the time of such initial election or appointment, an automatic option grant, to purchase 15,000 shares of common stock, provided such person has not previously been in Com21's employ. In addition, on the date of each annual stockholders meeting, beginning with the 1999 Annual Meeting, each individual who is to continue to serve as a non-employee board member will automatically be granted an option to purchase 5,000 shares of common stock, provided that such individual has been on the board for at least six months. Each automatic grant for the non-employee board members will have a term of 10 years, subject to earlier termination following the optionee's cessation of board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by Com21, at the exercise price paid per share, should the optionee cease board service prior to vesting in those shares. The shares subject to each initial 15,000-share automatic option grant will vest over a four-year period in successive equal annual installments upon the individual's completion of each year of board service measured from the option grant date. Each 5,000-share automatic option grant will vest over a two-year period in successive equal annual installments upon the individual's completion of each year of board service measured from the option grant date. However, the shares subject to each automatic grant will immediately vest in full upon certain changes in control or ownership of Com21 or upon the optionee's death or disability while a board member. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of Com21's common stock on the grant date, and will have a maximum term of 10 years, subject to earlier termination should optionee cease to serve as a board member.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee of Com21's board of directors are Mr. Loftesness and Mr. Hoff. No executive officer of Com21 serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Com21's board of directors or compensation committee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO

               APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN

     Com21's stockholders are being asked to approve an amendment to Com21's 1998 Stock Incentive Plan (the "1998 Plan") that will increase the maximum number of shares of common stock authorized for issuance over the term of the 1998 Plan by an additional 1,000,000 shares from 3,483,446 shares to 4,483,446 shares.

     The 1998 Plan was adopted by the board of directors in March 1998 as the successor to Com21's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") and was subsequently approved by the stockholders in March 1998. The 1998 Plan became effective on April 1, 1998 in connection with the initial public offering of Com21's common stock. At that time all outstanding options under the 1995 Plan were incorporated into the 1998 Plan and the 1995 Plan was accordingly terminated as to all future option grants. The amendment to the 1998 Plan for which stockholder approval is sought under this Proposal No. Two was adopted by the board in March 1999, subject to stockholder approval at the Annual Meeting.

     The proposed share increase will assure that a sufficient reserve of common stock is available under the 1998 Plan to attract and retain the services of key individuals, essential to Com21's long-term growth and success.

     The following is a summary of the principal features of the 1998 Plan, including the amendments which will become effective upon stockholder approval of this Proposal No. Two, together with the applicable tax and accounting implications for Com21 and the participants. However, the summary does not purport to be a complete description of all the provisions of the 1998 Plan. Any stockholder of Com21 who wishes to obtain a copy of the actual plan document may do so upon written request to Com21's Chief Financial Officer at Com21's principal executive offices in Milpitas, California.

EQUITY INCENTIVE PROGRAMS

     The 1998 Plan contains five separate equity incentive programs: (i) a Discretionary Option Grant Program; (ii) a Stock Issuance Program; (iii) the Salary Investment Option Grant Program; (iv) an Automatic Option Grant Program; and (v) the Director Fee Option Grant Program. The principal features of each of these programs are described below. The compensation committee of the board administers the provisions of the 1998 Plan (other than the Automatic Option Grant Program) with respect to all officers and directors of Com21 subject to the short-swing trading restrictions of the federal securities laws ("Section 16 Insiders"). With respect to all other participants, the 1998 Plan may be administered by either the compensation committee or a special stock option committee (the "Secondary Committee") comprised of one or more board members appointed by the board or by the entire board itself. Each entity, whether the compensation committee, the Secondary Committee or the board, will be referred to in this summary as the plan administrator with respect to its particular administrative functions under the 1998 Plan, and each plan administrator will have complete discretion (subject to the provisions of the 1998 Plan) to authorize option grants and direct stock issuances under the 1998 Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by any plan administrator with respect to the grants made under such program.

SHARE RESERVE

     4,483,446 shares of common stock have been reserved for issuance over the ten (10)-year term of the 1998 Plan, including the 1,000,000-share increase subject to stockholder approval as part of this Proposal No. Two. This reserve may be automatically increased by an additional 210,283 shares to the extent any unvested shares of common stock issued under the 1995 Stock Option Plan are repurchased by Com21 after April 1, 1998. The number of shares under the 1998 Stock Incentive Plan is automatically increased on the first trading day of each calendar year beginning in the calendar year 1999 by an amount equal to the lesser of five percent (5%) of the total number of shares of common stock outstanding on the last trading day of the preceding calendar year or 1,500,000.

     Should any option terminate prior to full vesting, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1998 Plan and subsequently repurchased by Com21 at the option exercise or direct issue price paid per share pursuant to Com21's repurchase rights under the Plan will be added back to the number of shares of common stock reserved for issuance under the 1998 Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the 1998 Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1998 Plan will not be available for subsequent issuance.

     In no event may any one participant in the 1998 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares in the aggregate under the 1998 Plan.

CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without Com21's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1998 Plan,
(ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1998 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee board member and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the Option Plan.

ELIGIBILITY

     Employees, non-employee board members, and independent consultants and advisors to Com21 and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the board will also be eligible to participate in the Automatic Option Grant Program.

     As of February 28, 1999, eight (8) executive officers, seven (7) non-employee board members and approximately 170 other employees were eligible to participate in the 1998 Plan, and seven (7) non-employee board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of common stock on any relevant date under the 1998 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 1, 1999, the closing selling price of Com21's common stock was $23.63 per share.

                       DISCRETIONARY OPTION GRANT PROGRAM

GRANTS

     The plan administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 1998 Plan will be paid by Com21.

PRICE AND EXERCISABILITY

     The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than eighty-five percent (85%) (100% for incentive stock options) of the fair market value per share of common stock on the option grant date. No option granted will have a term in excess of ten (10) years, and each option will generally vest and become exercisable in one or more installments over the optionee's period of service with Com21. The plan administrator may grant options that are exercisable for unvested shares, but any shares will be subject to repurchase by Com21, at the exercise price paid per share, if the optionee ceases service with Com21 prior to vesting in those shares. The plan administrator may at any time cancel Com21's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

     The exercise price may be paid in cash or in shares of the common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to Com21, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the plan administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

TERMINATION OF SERVICE

     Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the plan administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The plan administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

STOCK APPRECIATION RIGHTS

     The plan administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from Com21 equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the plan administrator, be made in cash or in shares of common stock.

          Limited stock appreciation rights may be provided to one or more officers of Com21 as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to Com21 upon the successful completion of a hostile tender offer for more than fifty percent (50%) of Com21's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from Com21 in an amount per surrendered option share equal to the excess of (a) the highest price per share of common stock paid in connection with the tender offer over (b) the exercise price payable for such share.

CANCELLATION/REGRANT PROGRAM

     The plan administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the common stock and to issue replacement options with an exercise price based on the market price of common stock at the time of the new grant.

                             STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than one hundred percent (100%) of their fair market value, payable in cash or past services rendered to Com21. Shares may also be issued as a bonus for past services.

     The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The plan administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1998 Plan.

                               GENERAL PROVISIONS

ACCELERATION

     In the event that Com21 is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent Com21's repurchase rights with respect to those shares are to be assigned to the successor corporation. Options may also be granted and shares may be issued which will immediately vest in full following an acquisition in which the options are assumed and the repurchase rights are assigned, in the event the optionee's service with Com21 or any successor entity is subsequently terminated within eighteen (18) months after the acquisition. The plan administrator also has the authority to grant options and issue shares which will immediately vest upon an acquisition of Com21, whether or not those options are assumed by, or repurchase rights assigned to, the successor corporation. The plan administrator also has the discretionary authority to provide for the full and immediate vesting of all outstanding stock options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of Com21 (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the board by reason of one or more proxy contests for the election of board members), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

     The acceleration of vesting upon a change in the ownership or control of Com21 may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of Com21.

FINANCIAL ASSISTANCE

     The plan administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program. The plan administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the plan administrator, over the participant's period of service.

SPECIAL TAX ELECTION

     The plan administrator may provide one or more holders of options or unvested shares with the right to have Com21 withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

                     SALARY INVESTMENT OPTION GRANT PROGRAM

     In the event the plan administrator elects to activate the Salary Investments Option Grant Program for one or more calendar years, each executive officer and other highly compensated employees of Com21 selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specific dollar amount not less than $10,000 nor more than $50,000. If this election is approved by the plan administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of common stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of common stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. The option will vest and become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect.

     In the event of a change in control while the optionee remains in the employ of Com21, each outstanding option held by such employee under the Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of common stock. The option shall remain so exercisable until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the optionee's cessation of service.

                         AUTOMATIC OPTION GRANT PROGRAM

TERMS

     Under the Automatic Option Grant Program, non-employee board members will receive option grants at specified intervals over their period of board service. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program, and stockholder approval of this Proposal will also constitute pre-approval of each option subsequently granted pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

     1. Each individual who first becomes a non-employee board member after April 1, 1998, whether through election by the stockholders or appointment by the board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 15,000 shares of common stock, provided such individual has not previously been in Com21's employ.

     2. On the date of each Annual Meeting, beginning with the 1999 Annual Meeting, each individual who is to continue to serve as a non-employee board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 5,000 shares of common stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding six (6) months. There will be no limit on the number of such 5,000-share option grants any one non-employee board member may receive over his or her period of board service, and non-employee board members who have previously been in Com21's employ will be eligible to receive one or more of those annual grants.

     3. Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of common stock on the grant date. The option will have a maximum term of ten (10) years, subject to earlier termination at the end of the twelve (12)-month period measured from the date of the optionee's cessation of board service. Each option will be immediately exercisable for all of the option shares. However, any shares purchased under the option will be subject to repurchase by Com21, at the exercise price paid per share, upon the optionee's cessation of board service prior to vesting in those shares. The shares of common stock subject to each initial 15,000-share grant, will vest in a series of four (4) equal annual installments upon the optionee's completion of each successive year of board service measured from the grant date. The shares of common stock subject to each annual 5,000-share grant will vest over two years in two (2) equal annual installments upon the optionee's completion of each successive year of board service measured from the grant date.

     4. Each automatic option will remain exercisable for a twelve (12)-month period following the optionee's cessation of service as a board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the board member is vested at the time of his or her cessation of board service.

     5. The shares subject to each automatic option grant will immediately vest upon (i) the optionee's death or permanent disability while a board member, (ii) an acquisition of Com21 by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of Com21's outstanding voting stock or (iv) a change in the majority of the board effected through one or more proxy contests for board membership.

     6. Upon the successful completion of a hostile tender offer for more than 50% of Com21's outstanding voting stock, each outstanding automatic option grant may be surrendered to Com21 for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of common stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of this Proposal No. Two will constitute pre-approval of each option subsequently granted with such a surrender right and the subsequent surrender of that option in accordance with foregoing provisions. No additional approval of the plan administrator or the board will be required at the time of the actual option surrender and cash distribution.

     The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                       DIRECTOR FEE OPTION GRANT PROGRAM

     Should the Director Fee Option Grant Program be activated in the future, each non-employee board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of common stock on the grant date. The option will vest and become exercisable for the option shares in a series of twelve
(12) equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable and vested for all the option shares upon the death or disability of the optionee while serving as a board member.

     In the event of a change in control while the optionee remains in service, each outstanding option held by such optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the ten (10)- year option term or (ii) the expiration of the three (3)-year period measured from the date of the optionee's cessation of service. Options under the Director Fee Option Grant Program include limited stock appreciation rights in the event of a hostile take-over.

STOCK AWARDS

     The table below shows, as to each of Com21's executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and the various indicated individuals and groups, the number of shares of common stock subject to options granted under the 1998 Plan between the April 1, 1998 effective date of the 1998 Plan and February 28, 1999, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the 1998 Plan.

                              OPTION TRANSACTIONS

                                                                    WEIGHTED AVERAGE
                                               OPTIONS GRANTED       EXERCISE PRICE
                    NAME                      (NUMBER OF SHARES)   OF GRANTED OPTIONS
                    ----                      ------------------   ------------------
Peter D. Fenner.............................       100,000               $ 9.00
  President and Chief Executive Officer
David L. Robertson..........................        21,425               $ 9.00
  Chief Financial Officer, Vice President,
     Finance, Treasurer and Secretary
Buck J. Gee.................................        21,425               $ 9.00
  Vice President, Marketing
William J. Gallagher........................        22,505               $ 9.00
  Vice President, Sales
Kenneth C. Gorman...........................        21,425               $ 9.00
  Vice President, Engineering
All current executive officers as a group
  (8 persons)...............................       251,080               $ 9.00
All current non-employee directors as a
  group
  (6 persons)...............................             0               $ 0.00
All employees, including current officers
  who are not executive officers, as a group
  (190 persons).............................       940,595               $14.03

     As of February 28, 1999, options covering 2,259,640 shares of common stock were outstanding under the 1998 Plan, 1,958,757 shares remained available for future option grant or direct issuance (assuming stockholder approval of the increase which forms part of this Proposal Two), and 265,049 shares have been issued pursuant to the exercise of outstanding options under the 1998 Plan.

AMENDMENT AND TERMINATION

     The board may amend or modify the 1998 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The board may terminate the 1998 Plan at any time, and the 1998 Plan will in all events terminate on March 31, 2008.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1998 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then Com21 will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, Com21 will not be entitled to any income tax deduction.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by Com21 in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Com21's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     Com21 will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of Com21 in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. Com21 will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

     The tax principles applicable to direct stock issuances under the 1998 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Com21 anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Com21.

     Accordingly, all compensation deemed paid under the 1998 Plan will remain deductible by Com21 without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances to employees with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to Com21's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by Com21 over the period that the option shares or issued shares are to vest. Option grants or stock issuances to employees at 100% of fair market value will not result in any direct charge to Com21's earnings. However, the fair value of those options is required to be disclosed in the notes to Com21's financial statements, and Com21 must also disclose, in pro-forma statements to Com21's financial statements, the impact those options would have upon Com21's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining Com21's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to Com21's earnings.

NEW PLAN BENEFITS

     As of February 28, 1999, no options have been granted, and no direct stock issuances have been made, on the basis of the 1,000,000-share increase which forms part of this Proposal No. Two. At the 1999 Annual Meeting, each individual who will continue to serve as a non-employee board member will receive an option grant under the Automatic Option Grant Program to purchase 5,000 shares of common stock at an exercise price per share equal to the fair market value per share of common stock on the grant date.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of Com21 present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the amendment to the 1998 Plan. Should such stockholder approval not be obtained, then the 1,000,000-share increase to the share reserve will not be implemented, and any stock options granted on the basis of the 1,000,000-share increase to the 1998 Plan will immediately terminate without becoming exercisable for the shares of common stock subject to those options, and no additional options will be granted on the basis of such share increase for reissuance. The 1998 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1998 Plan in effect prior to the amendments summarized in this Proposal No. Two, until the available reserve of common stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 1998 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the 1998 Plan.

                                 PROPOSAL THREE

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The board has appointed Deloitte & Touche LLP, independent public auditors for Com21 for the 1998 fiscal year, to serve in the same capacity for the year ending December 31, 1999. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP.

     In the event the stockholders fail to ratify the appointment, the board will reconsider its selection. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the board believes that such a change would be in the best interest of Com21 and its stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board recommends that the stockholders vote FOR the ratification of the selection of Deloitte & Touche LLP to serve as Com21's independent auditors for the fiscal year ending December 31, 1999.

                                 OTHER MATTERS

     Com21 knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                   MANAGEMENT

     The following table sets forth certain information regarding the executive officers and directors of Com21 as of February 28, 1999:

               NAME                  AGE                POSITION
               ----                  ---                --------
Peter D. Fenner....................  62    President, Chief Executive Officer
                                           and Director
Paul Baran.........................  72    Chairman of the Board of Directors
David L. Robertson.................  57    Chief Financial Officer, Vice
                                           President, Finance and
                                           Administration and Corporate
                                           Secretary
William J. Gallagher...............  54    Vice President, Sales
Buck J. Gee........................  49    Vice President, Marketing
Michael F. Gordon..................  48    Vice President, Field and Customer
                                           Support
Kenneth C. Gorman..................  54    Vice President, Engineering
Mark E. Laubach....................  44    Chief Technical Officer and Vice
                                           President, Technology
Timothy I. Miller..................  43    Vice President, Manufacturing
C. Richard Kramlich(1).............  63    Director
Scott J. Loftesness(2)(3)..........  51    Director
Robert C. Hawk.....................  58    Director
William R. Hearst III..............  48    Director
Robert A. Hoff(2)..................  46    Director
Robert W. Wilmot(1)................  53    Director

---------------
(1) Member of audit committee.

(2) Member of compensation committee.

(3) Mr. Loftesness, effective March 25, 1999, resigned from the Board of Directors.

     PETER D. FENNER. Mr. Fenner has been President, Chief Executive Officer and a Director of Com21 since February 1996. From January 1989 through April 1992, he served as President of the Transmission Systems Business Unit of AT&T Network Systems (Lucent) and Corporate Officer at AT&T. From April 1992 to February 1996, Mr. Fenner was an independent consultant. From February 1986 through December 1988, Mr. Fenner was Vice President, Product Planning for AT&T's Network Systems Division. Mr. Fenner is Director of CorNet Information Ltd. Mr. Fenner received an S.M. from the Sloan School of Management at the Massachusetts Institute of Technology, where he was a Sloan Fellow, and a B.S. in Industrial Engineering from Lehigh University.

     PAUL BARAN. Mr. Baran has been the Chairman of the Board of Directors since Com21's inception in June 1992. He is presently retired. Mr. Baran was chosen by Communications Week and Data Communications as one of the top 25 visionaries in the data communications industry and was recipient of the Electronic Frontier Foundation Pioneer Award (1993), the Marconi International Fellowship Award
(1991), the Institute of Electronics and Electrical Engineering, Inc. ("IEEE") Alexander Graham Bell Medal (1990), the ACM SIG/Communications Award (1989) and the IEEE Communications Society Edwin Armstrong Award (1987). He co-founded Equatorial Communications, Packet Technologies, Telebit Corporation and Metricom, Inc. Mr. Baran is a Fellow of the IEEE and a Fellow of the AAAS. Mr. Baran received an M.S. in Computers from the University of California, Los Angeles, and a B.S. in Electrical Engineering and a Dr.Sci. in Engineering (Hon.) from Drexel University.

     DAVID L. ROBERTSON. Mr. Robertson has been Chief Financial Officer and Vice President, Finance of Com21 since April 1995. From March 1993 through April 1995, Mr. Robertson was the Vice President of Finance and Chief Financial Officer at Endosonics Corporation, a medical device company. From December

1992 to March 1993, Mr. Robertson was an independent consultant. From November 1990 through December 1992, Mr. Robertson was the Vice President and Chief Financial Officer at Circadian, Inc., a medical device company. He also participated in the founding of StrataCom, Inc. and served as a Director of StrataCom for two years during its early stages. Mr. Robertson is a Certified Public Accountant, and received an M.B.A. from the University of California, Berkeley and a B.A. in economics from the University of Washington.

     WILLIAM J. GALLAGHER. Mr. Gallagher has been Vice President of Sales since August 1995. From October 1994 to July 1995 he was Vice President of Marketing at Pacific Gas & Electric Company ("PG&E"), a utility company. From October 1993 to September 1994, Mr. Gallagher was with MCI Telecommunications Corp. as Vice President, Carrier Services. From August 1991 to September 1994, Mr. Gallagher was a Vice President and Consultant at San Francisco Consulting Group. He received a B.A. from the University of New Mexico.

     BUCK J. GEE. Mr. Gee has been Vice President of Marketing since November 1994. From September 1993 through October 1994, Mr. Gee was the Manager of the FDDI Adapters Group at Cisco. From December 1990 through September 1993 he was Director of Marketing and Director of Business Development for Crescendo Communications, Inc., a computer networking company. Mr. Gee has also held engineering and marketing positions at Hewlett-Packard Company, 3Com and National Semiconductor Corp. He received an M.B.A. from Harvard Business School and both a B.S. and a M.S. in Electrical Engineering from Stanford University.

     MICHAEL F. GORDON. Mr. Gordon has been Vice President of Field Services and Customer Support since July 1997. From December 1995 through June 1997, he was an independent technical and management consultant. From February 1992 through December 1997, Mr. Gordon was the President and Chief Operating Officer of Telecoupon Network, Inc. a coupon delivery kiosk company. Mr. Gordon received a B.S. in Computer Science from the University of Michigan.

     KENNETH C. GORMAN. Mr. Gorman has been Vice President of Engineering since July 1995. From April 1992 through June 1995, he was employed at Resound, Inc., a consumer health company where he served in various capacities including Vice President, Engineering. From April 1989 to April 1992 Mr. Gorman was employed at Sun Microsystems, Inc. ("Sun"). Mr. Gorman received an S.M.E. in Electrical Engineering from the Massachusetts Institute of Technology and a B.S. in Electrical Engineering from the University of Kansas.

     MARK E. LAUBACH. Mr. Laubach has been Vice President of Technology and Chief Technical Officer of Com21 since June 1996. He is a co-founder of Com21 and has also been Chief Architect since June 1994. From November 1979 to June 1994, Mr. Laubach was an engineer at Hewlett-Packard Laboratories, where he was directly responsible for impacting the international IP over ATM networking standards. He is a member of the Internet Engineering Task Force ("IETF") and past chair of the IP over ATM Working Group. Mr. Laubach participates in the ATM Forum's Residential Broadband working group and is the past liaison to the IEEE
802.14 working group. He participates in the IEEE 802.14 working group and the SCTE High-Speed Digital Communications standards working group. Mr. Laubach received both a M.S.C.S. in Computer Engineering and a B.S. in Electrical Engineering from the University of Delaware.

     TIMOTHY I. MILLER. Mr. Miller has been Vice President of Manufacturing since November 1996 and has been employed by Com21 since October 1994. From November 1990 to September 1994, he was Director of Manufacturing and Materials at Coactive Computers, a computer software company, where he was responsible for scheduling and production. Mr. Miller has also held senior management positions with Tidewater Associates and Morrison Design. Mr. Miller received both a B.S. in Business Administration and a B.A. from San Jose State University.

     C. RICHARD KRAMLICH. Mr. Kramlich has been a Director of Com21 since May 1994. Mr. Kramlich is the co-founder and has been General Partner of New Enterprise Associates since 1978. He is a Director of Ascend Communications, Inc., Chalone, Inc., Healtheon Corporation, Lumisys, Inc., and Silicon Graphics, Inc. Mr. Kramlich received an M.B.A. from Harvard Business School and a B.S. from Northwestern University.

     SCOTT J. LOFTESNESS. Mr. Loftesness has been a Director of Com21 since its inception in 1992 and is a co-founder of Com21. Mr. Loftesness was previously the President of DigiCash, Inc., an electronic cash product company, Mr. Loftesness was previously a Group Executive of Merchant Systems, First Data Corporation, a credit card processing and payment system company, where he was employed from June 1994 through July 1998. From September 1991 through June 1994, he was Group Executive at Visa International. He is a Director of First Virtual Holdings and Consensus Development, Inc. Mr. Loftesness attended the University of California, Berkeley.

     ROBERT C. HAWK. Mr. Hawk has been a Director of Com21 since January 1997. Mr. Hawk has been an independent business consultant since April 1997. From April 1996 through March 1997, he was President of U.S. West Multimedia, a cable Company. From April 1986 through March 1996, he was the President of Carrier Division, U.S. West Communications, a telecommunications Company. He is a Director of PairGain Technologies, COVAD Communications, Inc., Xylan Corp., Concord Corp., and RADCom Corp. Mr. Hawk received an M.B.A. from the University of San Francisco and a B.B.A. from the University of Iowa.

     WILLIAM R. HEARST III. Mr. Hearst has been a Director of Com21 since April 1998. Mr. Hearst has also been a Director of @Home Corporation ("@Home") since August 1995 and has served as Vice Chairman of the Board of Directors of @Home since July 1996. He has been a general partner of Kleiner Perkins Caulfield & Byers ("KPCB"), a venture capital firm, since January 1995. From May 1995 to July 1996, he was the founding Chief Executive Officer of @Home. Before joining KPCB, Mr. Hearst was editor and publisher of the San Francisco Examiner for ten years. He is a Fellow of the AAAS and a Trustee of the Carnegie Institute of Washington and the California Academy of Sciences. Mr. Hearst holds an A.B. in mathematics from Harvard University.

     ROBERT A. HOFF. Mr. Hoff has been a Director since May 1994. He has been a general partner at CrossPoint Venture Partners ("CrossPoint") since 1983. Mr. Hoff serves as a Director of PairGain Inc., Onyx Acceptance Corp. and US Web Corporation. Mr. Hoff received an M.B.A. from Harvard Business School and a B.S. in Business Administration from Bucknell University.

     ROBERT W. WILMOT. Dr. Wilmot has been a Director of Com21 since April 1995. Dr. Wilmot has been Chairman at Wilmot Consulting Inc. since May 1995. From April 1994 to May 1995, Mr. Wilmot was an independent consultant and investor. From May 1985 through April 1994, he was Chairman at Wilmot Enterprises Ltd. His other prior positions include Vice President and Managing Director of Texas Instruments and CEO of International Computers PLC, a computer company. Dr. Wilmot is a founder of a number of companies including ES2 SA, the OASiS Group Plc, CMI Ltd., MOVID Technology Inc., Poqet Computer Inc., VXtreme, Inc. and Integrity Arts, Inc. He is a Director of FVC.COM and Sequent Computer Systems. Dr. Wilmot received a B.S. in Electrical Engineering from Nottingham University.

     Com21 has authorized eight directors. Each director is elected for a period of one year at Com21's annual meeting of stockholders and serves until the next annual meeting or until his successor is duly elected and qualified. The executive officers serve at the discretion of the board of directors. There are no family relationships among any of Com21's directors or executive officers.

COMMITTEES OF THE BOARD OF DIRECTORS

     Compensation Committee. The compensation committee is primarily responsible for reviewing and approving Com21's general compensation policies and setting compensation levels for Com21's executive officers. The committee also administers Com21's incentive compensation plans. In 1998, the committee consisted of two directors, Mr. Loftesness and Mr. Hoff. The board of directors is currently evaluating a replacement for Mr. Loftesness on this committee.

     Audit Committee. The audit committee is primarily responsible for approving the services performed by Com21's independent auditors and reviewing the auditor's reports regarding Com21's accounting practices and systems of internal accounting controls. The committee currently consists of two directors, Mr. Wilmot and Mr. Kramlich.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee of Com21's board are Mr. Loftesness and Mr. Hoff. No executive officer of Com21 serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Com21's board or compensation committee.

DIRECTOR COMPENSATION

     Com21 currently does not compensate any member of Com21's board of directors. Members of the board of directors are eligible to receive discretionary option grants and stock issuances under the 1998 Stock Incentive Plan. In addition, under the 1998 Stock Incentive Plan non-employee directors will receive automatic option grants upon becoming directors and on the date of each annual meeting of stockholders. The 1998 Stock Incentive Plan also contains a director fee option grant program. Should this program be activated in the future, each non-employee board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. See "Management -- Benefit Plans."

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the compensation of Com21's Chief Executive Officer and each of the four other executive officers of Com21 who were serving as executive officers of Com21 during fiscal year 1998 (the "Last Fiscal Year") and whose total annual salary and bonus during such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                    ANNUAL COMPENSATION($)    ---------------------
                                                    ----------------------         UNDERLYING
       NAME AND PRINCIPAL POSITION          YEAR     SALARY        BONUS      OPTIONS GRANTED(#)(1)
       ---------------------------          ----    ---------    ---------    ---------------------
Peter D. Fenner...........................  1998    $311,580     $120,000            100,000
  President and Chief Executive Officer     1997     300,040           --                 --
Buck J. Gee...............................  1998     170,100       70,000             36,425
  Vice President, Marketing                 1997     144,585           --                 --
David L. Robertson........................  1998     170,100       80,000             36,425
  Chief Financial Officer,                  1997     144,585           --                 --
  Vice President, Finance and Secretary
William J. Gallagher......................  1998     149,443      235,018             22,505
  Vice President, Sales                     1997     150,020       78,065                 --
Kenneth C. Gorman.........................  1998     171,369       66,000             36,425
  Vice President, Engineering               1997     152,790       25,000                 --

---------------
(1) The options listed in the table were granted under Com21's 1998 Stock Incentive Plan. See "-- Option Grants in Last Fiscal Year" for a description of these options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                            NUMBER OF                                                       ANNUAL RATES OF STOCK
                           SECURITIES      PERCENT OF TOTAL                                PRICE APPRECIATION FOR
                           UNDERLYING     OPTIONS GRANTED TO                                  OPTION TERM($)(4)
                             OPTIONS      EMPLOYEES IN FISCAL    EXERCISE     EXPIRATION   -----------------------
          NAME            GRANTED(#)(1)       YEAR(%)(2)        PRICE($)(3)      DATE          5%          10%
          ----            -------------   -------------------   -----------   ----------   ----------   ----------
Peter D. Fenner.........     60,417(5)           4.41%             $9.00       04/21/08     $341,963     $866,602
                             39,583(6)           2.89               9.00       04/21/08      224,042      567,766
Buck J. Gee.............     15,000              1.10               7.00       01/14/08       66,034      167,343
                             21,425              1.57               9.00       04/21/08      121,267      307,313
David L. Robertson......     15,000              1.10               7.00       01/14/08       66,034      167,343
                             21,425              1.57               9.00       04/21/08      121,267      307,313
William J. Gallagher....     21,425              1.57               9.00       04/21/08      121,267      307,313
                              1,080(7)            .08               9.00       04/21/08        6,113       15,491
Kenneth C. Gorman.......     15,000              1.10               7.00       01/14/08       66,034      167,343
                             21,425              1.57               9.00       04/21/08      121,267      307,313

---------------
(1) With the exception of Mr. Gallagher's 1,080-share option grant and Mr. Fenner's 60,417-share and 39,583-share option grants, all options granted to the Named Executive Officers in the Last Fiscal Year vest as follows:
    Twenty-five percent (25%) of the option shares will vest upon the optionee's continuation in service through one year following the grant date and the balance in thirty-six (36) equal installments upon the optionee's continued service at the completion of each of the next thirty-six (36) months thereafter. The date of Mr. Gee's 15,000-share option grant, Mr. Robertson's 15,000-share option grant and Mr. Gorman's 15,000-share option grant was January 15, 1998. The date of all other option grants was April 22, 1998. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with Com21.

(2) Based on an aggregate of 1,368,615 options granted to employees, consultants and directors, including the Named Executive Officers of Com21 during the fiscal year ended December 31, 1998.

(3) The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the board of directors after consideration of a number of factors, including, but not limited to, Com21's financial performance, market conditions, the price and preferred rights and privileges of shares of equity securities sold to or purchased by outside investors and third-party appraisals.

(4) The potential realizable value is calculated based on the term of the option at its time of grant, which is ten years. It is calculated assuming that the fair market value of Com21's common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

(5) Mr. Fenner's 60,417-share option grant was granted under Com21's 1998 Stock Incentive Plan. The 60,417 share grant vests in the following manner: 11,111 shares will vest upon Mr. Fenner's continuation in service through March 10, 1999 and the balance of the shares become exercisable in amounts of approximately 2,083 shares on the tenth day of each month January through June in 2000, January through May in 2001 and January through March in 2002.

(6) Mr. Fenner's 39,483-share option grant was granted under Com21's 1998 Stock Incentive Plan. The 39,583 share grant vests in the following manner: 13,889 shares will vest upon Mr. Fenner's continuation in service through March 10, 1999 and the balance of the shares become exercisable in amounts of approximately 2,083 shares on the tenth day of each month, April through December in 1999, June through December in 2000 and June through December in 2001.

(7) Mr. Gallagher's 1,080-share option grant vested in six (6) successive equal monthly installments upon Mr. Gallagher's completion of each month of service over the six month period following April 22, 1998, the grant date of the option.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND LAST FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning option exercises and option holdings for the Last Fiscal Year with respect to the Named Executive Officers. Except as set forth below, no options or stock appreciation rights were exercised by any such individual during such year, and no stock appreciation rights were outstanding on December 31, 1998.

                                                        NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                           SHARES                      UNDERLYING UNEXERCISED            IN-THE- MONEY OPTIONS
                         ACQUIRED ON    VALUE       OPTIONS AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END($)(5)
                          EXERCISE     REALIZED   ---------------------------------   ---------------------------
         NAME              (#)(1)       ($)(2)    EXERCISABLE(3)   UNEXERCISABLE(4)   EXERCISABLE   UNEXERCISABLE
         ----            -----------   --------   --------------   ----------------   -----------   -------------
Peter D. Fenner........    64,000      $650,400      307,500           100,000        $6,334,500     $1,200,000
Buck J. Gee............        --            --       15,000            21,425           210,000        257,100
David L. Robertson.....        --            --       30,000            21,425           513,000        257,100
William J. Gallagher...     4,000        65,900       94,580            21,425         1,930,060        257,100
Kenneth C. Gorman......        --            --       15,000            21,425           210,000        257,100

---------------
(1) As of December 31, 1998, Mr. Fenner was vested in all of the shares exercised and Mr. Gallagher was vested in all of the shares exercised.

(2) Based on the fair market value of the purchased option shares at the time of exercise less the option exercise price paid for those shares.

(3) Each of the options was granted under Com21's 1995 Stock Option Plan and has been incorporated in Com21's 1998 Stock Incentive Plan. Each of the options is immediately exercisable, but all shares purchased under the options are subject to vesting requirements and may be repurchased by Com21 at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses with respect to 25% of the option shares upon completion of one year of service from the vesting commencement date and the balance in a series of equal monthly installments over the next 36 months of service thereafter. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with Com21. As of December 31, 1998, Mr. Fenner was vested in 161,663 shares of his outstanding options, Mr. Gee was vested in none of his outstanding options, Mr. Robertson was vested in 7,499 shares of his outstanding options, Mr. Gallagher was vested in 73,639 shares of his outstanding options and Mr. Gorman was vested in none of his outstanding options.

(4) Each of the options was granted under Com21's 1998 Stock Incentive Plan. All options granted vest as follows: Twenty-five percent (25%) of the option shares will vest upon the optionee's continuation in service through one year following the vesting commencement date, and the balance of the shares vest in thirty-six (36) successive equal monthly installments upon the optionee's continued service at the completion of each of the next thirty-six (36) months thereafter. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with Com21.

(5) Based on the fair market value of the option shares on December 31, 1998 ($21.00 per share) less the option exercise price payable for those shares.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to Com21 with respect to the beneficial ownership of Com21's common stock as of March 1, 1999, except as noted in the footnotes below by (i) all persons who are beneficial owners of five percent (5%) or more of Com21's common stock; (ii) each director;
(iii) Com21's Named Executive Officers; (iv) all directors and executive officers as a group; and (v) the selling stockholders. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                          SHARES BENEFICIALLY
                                                                OWNED(2)
                                                         ----------------------
       NAMES AND ADDRESS OF BENEFICIAL OWNER(1)           NUMBER        PERCENT
       ----------------------------------------          ---------      -------
C. Richard Kramlich(3).................................  1,617,344        7.6%
  New Enterprise Associates VI, L.P.
  2490 Sand Hill Road
  Menlo Park, CA 94025
Robert A. Hoff(4)......................................    420,495        2.0
  CrossPoint Venture Partners 1993
  18552 MacArthur Boulevard, Suite 400
  Irvine, CA 92715
William R. Hearst III(5)...............................    562,097        2.6
  Kleiner Perkins Caufield & Byers
  2750 Sand Hill Road
  Menlo Park, CA 94025
Peter D. Fenner(6).....................................    486,000        2.2
Paul and Evelyn Baran Trust Agreement(7)...............    680,025        3.2
Paul Baran(8)..........................................    680,025        3.2
David L. Robertson(9)..................................     80,149          *
William J. Gallagher(10)...............................     88,116          *
Buck J. Gee(11)........................................     80,679          *
Kenneth C. Gorman(12)..................................     64,684          *
Scott J. Loftesness....................................    162,870          *
Robert C. Hawk(13).....................................     26,499          *
Robert W. Wilmot(14)...................................     92,500          *
Michael Gordon(15).....................................     31,145          *
Mark Laubach(16).......................................     67,258          *
Timothy Miller(17).....................................     42,552          *
All directors and officers as a group (15
  persons)(18).........................................  4,505,067       20.7%

---------------
  * Less than one percent.

 (1) Except as otherwise noted below, the address of each person listed on the table is c/o Com21, Inc., 750 Tasman Drive, Milpitas, California 95035.

 (2) Number of shares beneficially owned and the percentage of shares beneficially owned are based on 21,272,667 shares outstanding as of March 1, 1999. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to such shares. All shares of common stock subject to options currently exercisable or exercisable within 60 days after March 1, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, such persons have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (3) Represents 1,243,934 shares held by New Enterprise Associates VI, L.P. Also includes 369,521 shares held by New Enterprise Associates VII, 556 shares held by NEA Venture 1998 L.P. and 3,333 shares held by NEA Presidents Fund L.P. which were purchased from 3Com Corporation on April 21, 1998. Voting and dispositive power over the shares is held among all the general partners of New Enterprise Associates. Mr. Kramlich is a General Partner at New Enterprise Associates, the General Partner of New Enterprise Associates VI, L.P., and as such he may be deemed to share voting and investment power with respect to such shares. However, Mr. Kramlich disclaims beneficial ownership of all such shares.

 (4) Represents 405,789 shares of common stock held by CrossPoint Venture Partners 1993, 14,394 shares of common stock held by CrossPoint 1993 Entrepreneurs Fund and 0 shares of common stock held by CrossPoint Venture Partners LS 1997. Voting and dispositive power over the shares is held by all the General Partners of CrossPoint Venture Partners. Mr. Hoff is a General Partner at CrossPoint Venture Partners and as such he may be deemed to share voting and investment power with respect to such shares. However, Mr. Hoff disclaims beneficial ownership of all such shares, except for 312 shares held directly by him.

 (5) Represents 528,350 shares held by Kleiner Perkins Caufield & Byers VII and 33,747 shares held by KPCB Information Sciences Zaibatsu Fund II. Voting and dispositive power over the shares is held by all the General Partners of Kleiner Perkins Caufield & Byers. Mr. Hearst is a General Partner of Kleiner Perkins Caufield & Byers, and as such he may be deemed to share voting and investment power with respect to such shares. However, Mr. Hearst disclaims beneficial ownership of all such shares, except for 2,654 shares held directly by him.

 (6) Includes 307,500 shares of common stock issuable upon exercise of immediately exercisable options, 104,684 of which are subject to Com21's right of repurchase. Includes 198,500 shares of common stock acquired pursuant to a stock option exercise, none of which are subject to Com21's right of repurchase.

 (7) Represents 400,000 shares held by the Baran Family Limited Partnership and 280,025 shares held under the Paul and Evelyn Baran Trust Agreement dated May 23, 1984.

 (8) Represents 400,000 shares held by the Baran Family Limited Partnership and 280,025 shares held in the name of the Paul and Evelyn Baran Trust Agreement dated May 23, 1984. Mr. Baran is a General Partner of the Baran Family Limited Partnership, and as such he may be deemed to share voting and investment power with respect to such shares. However, Mr. Baran disclaims beneficial ownership of 360,000 of such shares.

 (9) Includes 30,000 shares of common stock issuable upon exercise of immediately exercisable options, 16,250 shares of which are subject to Com21's right of repurchase. Also includes 60,000 shares acquired pursuant to exercise of certain options, 3,565 shares of which are subject to Com21's right of repurchase.

(10) Includes 68,500 shares of common stock issuable upon exercise of immediately exercisable options, 9,390 shares of which are subject to Com21's right of repurchase. Includes 4,000 shares of common stock acquired pursuant to exercise of certain options, none of which are subject to Com21's right of repurchase.

(11) Includes 15,000 shares of common stock issuable upon exercise of immediately exercisable options, 10,312 of which are subject to Com21's right of repurchase. Also includes 25,000 shares of common stock acquired pursuant to a stock option exercise, of which 8,750 shares are subject to Com21's right of repurchase.

(12) Includes 15,000 shares of common stock issuable upon exercise of immediately exercisable options, 6,250 which are subject to Com21's right of repurchase. Also includes 75,000 shares of common stock acquired pursuant to a stock option exercise, 15,002 shares of which are subject to Com21's right of repurchase.

(13) Includes 15,000 shares of common stock acquired pursuant to a stock option exercise, 6,875 of which are subject to Com21's right of repurchase.

(14) Represents 37,500 shares of common stock acquired pursuant to a stock option exercise, 363 of which are subject to Com21's right of repurchase.

(15) Includes 33,587 shares of common stock issuable upon exercise of immediately exercisable options, none of which are subject to Com21's right of repurchase.

(16) Includes 28,772 shares of common stock issuable upon exercise of immediately exercisable options, none of which are subject to Com21's right of repurchase.

(17) Includes 18,558 shares of common stock issuable upon exercise of immediately exercisable options, none of which are subject to Com21's right of repurchase.

(18) Includes 535,918 shares of common stock issuable upon exercise of immediately exercisable options, 166,439 of which are subject to Com21's right of repurchase.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the duty of the compensation committee to review and determine the salaries and bonuses of executive officers of Com21, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The compensation committee also has the sole and exclusive authority to make discretionary option grants to Com21's executive officers under Com21's 1998 Stock Incentive Plan.

     The compensation committee believes that the compensation programs for Com21's executive officers should reflect Com21's performance and the value created for Com21's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of Com21 and should reward individual contribution to Com21's success. Com21 is engaged in a very competitive industry, and Com21's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     General Compensation Policy. The compensation committee's policy is to provide Com21's executive officers with compensation opportunities which are based upon their personal performance, the financial performance of Com21 and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to Com21's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and Com21's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon Com21's financial performance and stock price appreciation rather than base salary.

     Com21 used outside executive compensation studies to advise the compensation committee as to how Com21's executive compensation levels compare to those of companies within and outside of the industry.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 1998 fiscal year are described below. However, the compensation committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Base Salary. In setting base salaries, the compensation committee reviewed published compensation survey data for its industry. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the compensation committee. Each executive officer's base salary is adjusted each year on the basis of (i) the compensation committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. Com21's performance and profitability may also be a factor in determining the base salaries of executive officers. For the 1998 fiscal year, the base salary of Com21's executive officers ranged from the 50th percentile to the 70th percentile of the base salary levels in effect for comparable positions in the surveyed compensation data.

     Annual Incentives. The annual incentive bonus for the Chief Executive Officer is based on a percentage of his base pay (approximately 40% for the 1998 fiscal year) and was tied to reflect the actual financial performance of Com21 in comparison to Com21's business plan. The other executive officers of Com21 are also awarded annual incentive bonuses equal to a percentage of base salary (approximately 35% for fiscal 1998) on the basis of Com21's performance.

     CEO Compensation. In setting the total compensation payable to Com21's Chief Executive Officer for the 1998 fiscal year, the compensation committee sought to make that compensation competitive with the compensation paid to the chief executive officers of the companies in the surveyed group, while at the same time assuring that a significant percentage of compensation was tied to Com21's performance and stock price appreciation.

     The compensation committee did not adjust Mr. Fenner's base salary for the 1998 fiscal year. With respect to Mr. Fenner's base salary, it is the compensation committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Com21's performance factors. For the 1998 fiscal year, Mr. Fenner's base salary was approximately at the median of the base salary levels of other chief executive officers at the surveyed companies.

     The remaining components of Mr. Fenner's 1998 fiscal year compensation, however, were primarily dependent upon corporate performance. Mr. Fenner was eligible for a cash bonus for the 1998 fiscal year based on business plan objectives. A $120,000 bonus was paid to him for fiscal year 1998 because Com21 attained its objectives. The compensation committee awarded a stock option grant to Mr. Fenner in fiscal 1998 in order to provide him with an equity incentive to continue contributing to the financial success of Com21. The option will have value for Mr. Fenner only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to Com21's executive officers for the 1998 fiscal year did not exceed the $1 million limit per officer, and the compensation committee does not anticipate that the non-performance based compensation to be paid to Com21's executive officers for fiscal 1998 will exceed that limit. Com21's 1998 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of Com21's executive officers in the foreseeable future will approach the $1 million limit, the compensation committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to Com21's executive officers. The compensation committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     It is the opinion of the compensation committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align Com21's performance and the interests of Com21's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted by the compensation committee of Com21's Board of Directors:

                                          Robert A. Hoff
                                          Scott J. Loftesness

STOCK PERFORMANCE GRAPH

     The graph depicted below shows a comparison of cumulative total stockholder returns for Com21, the Standard and Poor's 500 Index and the Nasdaq Telecommunications Index.

                                                          COM21                      S&P 500                  NASDAQ-TELCOM
                                                          -----                      -------                  -------------
5/21/98                                                  100.00                      100.00                      100.00
6/30/98                                                  177.00                      102.00                      108.00
9/30/98                                                  149.00                       92.00                       96.00
12/31/98                                                 175.00                      111.00                      131.00

---------------
(1) The graph covers the period from May 21, 1998, the commencement date of Com21's initial public offering of shares of its common stock to December 31, 1998.

(2) The graph assumes that on May 21, 1998, $100 was invested in Com21's common stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on Com21's common stock.

(3) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     Notwithstanding anything to the contrary set forth in any of Com21's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by Com21 under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by Com21 under those statutes.

                              CERTAIN TRANSACTIONS

     In addition to the indemnification provisions contained in Com21's Amended and Restated Certificate of Incorporation and Bylaws, Com21 has entered into separate indemnification agreements with each of its directors and officers. These agreements require Com21, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities"') paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of Com21 (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by Com21.

     All future transactions between Com21 and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the board of directors, and will be on terms no less favorable to Com21 than could be obtained from unaffiliated third parties.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     The members of the board of directors, the executive officers of Com21 and persons who hold more than 10% of Com21's outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports which Com21 received from such persons for their 1998 Fiscal Year transactions in the common stock and their common stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 Fiscal Year, Com21 believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners except as set forth below.

     Mr. Gallagher timely filed a Form 3 in which a transaction was not reported correctly, and subsequently filed a corrective amendment thereto.

                                 ANNUAL REPORT

     A copy of the Annual Report of Com21 for the 1998 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

     Com21 filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 11, 1999. Stockholders may obtain a copy of this report, without charge, by writing to David L. Robertson, Vice President, Finance and Administration, Chief Financial Officer and Corporate Secretary of Com21, at Com21's principal executive offices located at 750 Tasman Drive, Milpitas, California 95035, or from the Company's Website address at http://www.Com21.com.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

                                          THE BOARD OF DIRECTORS OF COM21, INC.
Dated: April 1, 1999

                                   COM21, INC.
                            1998 STOCK INCENTIVE PLAN


                   (AMENDED AND RESTATED AS OF MARCH __, 1999)

                                   ARTICLE ONE

                               GENERAL PROVISIONS


I.      PURPOSE OF THE PLAN

               This 1998 Stock Incentive Plan is intended to promote the interests of Com 21, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

               Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.     STRUCTURE OF THE PLAN

        A. The Plan shall be divided into five separate equity programs:

                      - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                      - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

                      - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                      - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

                      - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

               B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        III.   ADMINISTRATION OF THE PLAN

               A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee shall be made by a disinterested majority of the Board.

               B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

               D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

               E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

               F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

       IV.   ELIGIBILITY

               A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                          (i) Employees,

                         (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                        (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

               B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

               C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

               D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

               E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

               F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

        V.    STOCK SUBJECT TO THE PLAN

               A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 4,474,520 shares, which shall consist of the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to outstanding options under that Predecessor Plan. To the extent any unvested shares of Common Stock outstanding under the Predecessor Plan as of the Plan Effective Date are subsequently repurchased by the Corporation, at the option exercise price paid per share, in connection with the holder's termination of service prior to vesting in the shares, those repurchased shares shall be added to the reserve of Common Stock available for issuance under the Plan, but in no event shall the number of such repurchased shares added to the reserve exceed 210,283 shares.

               B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1999 calendar year, by an amount equal to five percent (5%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, but in no event shall any such annual increase exceed 1,500,000 shares.

               C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

               D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation (including unvested shares issued under the Predecessor Plan and repurchased by the Corporation at or after the Plan Effective Date), at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under
Section IV of Article Two of the Plan shall NOT be available for subsequent issuance under the Plan.

               E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


        I.     OPTION TERMS

               Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

               A. EXERCISE PRICE.

                      1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                          (i) cash or check made payable to the Corporation,

                         (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                        (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.


               B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

               C. Effect of Termination of Service.

                      1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                          (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                         (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                        (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                         (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                      2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                         (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                         (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

               D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

               E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

               F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        II.    INCENTIVE OPTIONS

               The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

               A. ELIGIBILITY. Incentive Options may only be granted to Employees.

               B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

               D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

        III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent:
(i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

               B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

               E. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction, so that each such option shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

               F. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

               G. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Change in Control so that each such option shall, immediately prior to the effect date of such Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

               H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

               I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV.    CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

        V.     STOCK APPRECIATION RIGHTS

               A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

               B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                         (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                        (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

               C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                         (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                        (iii) The grant of such limited stock appreciation right shall automatically constitute pre-approval by the Plan Administrator of any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                         (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

        I.     OPTION GRANTS

               The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

        II.    OPTION TERMS

               Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

               A. EXERCISE PRICE.

                      1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                      X = A / (B x 66-2/3%), where

                      X is the number of option shares,

                      A is the dollar amount of the approved reduction in the
               Optionee's base salary for the calendar year, and

                      B is the Fair Market Value per share of Common Stock on
               the option grant date.

               C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

               D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

        III.   CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

               B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service or (iii) the surrender of the option in connection with a Hostile Take-Over.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

               D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        III.   REMAINING TERMS

               The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

        I.     STOCK ISSUANCE TERMS

               Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

               A.     PURCHASE PRICE.

                      1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                      2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                          (i) cash or check made payable to the Corporation, or

                         (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

               B.     VESTING PROVISIONS.

                      1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                          (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                         (ii) the number of installments in which the shares are to vest,

                        (iii) the interval or intervals (if any) which are to lapse between installments, and

                         (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                      2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                      3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                      4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                      5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

        II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

               B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

               C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

        III.   SHARE ESCROW/LEGENDS

               Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

        I.     OPTION TERMS

               A. GRANT DATES. Option grants shall be made on the dates specified below:

                      1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                      2. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

               B. EXERCISE PRICE.

                      1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

               D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 15,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four
(4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 5,000-share automatic option shall vest, and the Corporation's repurchase right shall lapse, in a series of two (2) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

               E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                         (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                        (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                         (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.


        II.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

               C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

               D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

               E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

               F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        III.   REMAINING TERMS

               The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

        I.     OPTION GRANTS

               Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

        II.    OPTION TERMS

               Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

               A. EXERCISE PRICE.

                      1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                      2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                      X = A / (B x 66-2/3%), where

                      X is the number of option shares,

                      A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                      B is the Fair Market Value per share of Common Stock on
               the option grant date.

               C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

               D. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

               E. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

               Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

        III.   CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

               B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

               D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV.    REMAINING TERMS

               The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE SEVEN

                                  MISCELLANEOUS

        I.     FINANCING

               The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

        II.    TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                      Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                      Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        III.   EFFECTIVE DATE AND TERM OF THE PLAN

               A. The Plan shall become effective immediately at the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant

Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

               B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

               C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

               D. The Plan shall terminate upon the earliest to occur of (i) March 9, 2008, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on March 9, 2008, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

        IV.    AMENDMENT OF THE PLAN

               A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

               B. The Plan was amended and restated by the Board on March __, 1999 (the "1999 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 3,474,520 shares to 4,474,520 shares. The 1999 Restatement is subject to stockholder approval at the 1999 Annual Meeting, and no option grants made on the basis of the 1,000,000-share increase shall become exercisable in whole or in part unless and until the 1999 Restatement is approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 1,000,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants or direct stock issuances shall be made on the basis of such share increase. Subject to the foregoing limitations, the Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

               C. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.     USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VI.    REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        VII.   NO EMPLOYMENT/SERVICE RIGHTS

               Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


               The following definitions shall be in effect under the Plan:

               A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

               B. BOARD shall mean the Corporation's Board of Directors.

               C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                   (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
        (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

               D. CODE shall mean the Internal Revenue Code of 1986, as amended.

               E. COMMON STOCK shall mean the Corporation's common stock.

               F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                   (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

               G. CORPORATION shall mean Com21, Inc., a Delaware corporation, and its successors.

               H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

               I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

               J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

               K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

               M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                   (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

               N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

               O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

               P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

               Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

               R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

               S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

               T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

               U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

               W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               X. PLAN shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.

               Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               Z. PLAN EFFECTIVE DATE shall mean April 1, 1998.

               AA. PREDECESSOR PLAN shall mean the Corporation's pre-existing Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

               BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

               CC. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under the Plan.

               DD. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

               EE. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12 of the 1934 Act.

               FF. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

               GG. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

               HH. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

               II. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

               JJ. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

               KK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               LL. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

               MM. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

               NN. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

               OO. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

               PP. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

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                                   COM21, INC.
                                      PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, hereby appoints Peter D. Fenner and David L. Robertson and each of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Com21, Inc. (the "Company"), held of record by the undersigned on March 18, 1999 at the Annual Meeting of Stockholders of Com21, Inc. to be held on May 12, 1999, or at any adjournment or postponement thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NOS. 1, 2, 3, AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, AND 4 IF NO SPECIFICATION IS MADE.

1. To elect eight directors to serve for a one-year term or until their successors are duly elected and qualified.

     FOR all nominees             WITHHOLD AUTHORITY        EXCEPTIONS
     listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE "EXCEPTIONS" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW:

            Peter D. Fenner                       Robert C. Hawk
            Paul Baran                     William R. Hearst III
            C. Richard Kramlich                   Robert A. Hoff
            Jerald L. Kent                      Robert W. Wilmot

2. To approve an amendment to the Company's 1998 Stock Issuance Plan to increase the number of shares of Common Stock authorized for issuance over the term of the 1998 Stock Issuance Plan by an additional 1,000,000 shares.

              FOR                 AGAINST                  ABSTAIN


                                (continued, and to be signed, on the other side)

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3.  To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

              FOR                 AGAINST                  ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

    Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              DATED:______________________________________, 1999

                              __________________________________________________
                                                  Signature
                              __________________________________________________
                                   (Additional signature if held jointly)

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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